UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 1, 2004

                  SALOMON SMITH BARNEY ORION FUTURES FUND L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   New York                 0-50271                 22-3644546
--------------        ------------------        ------------------
(State or other        (Commission File          (IRS Employer
jurisdiction of            Number)              Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                           399 Park Avenue - 7th Floor
                               New York, Ny 10022
              (Address and Zip Code of principal executive offices)


Registrant's telephone number, including area code: (212) 559-2011
                                                    --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     On October 1, 2004, Salomon Smith Barney Orion Futures Fund L.P. (the "Fund"), issued 2,949.4724 units of limited partnership interest (the "Units") in exchange for $3,639,000 in a transaction that was not registered under the Securities Act of 1933 (the "Act"). On November 1, 2004, the Fund issued 1,220.1935 Units in exchange for $1,660,000 in a transaction that was not registered under the Act. On December 1, 2004, the Fund issued 1,671.8507 Units in exchange for $2,322,000 in a transaction that was not registered under the Act. The Units were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                    SALOMON SMITH BARNEY ORION FUTURES FUND L.P.

                    By: Citigroup Managed Futures LLC,
                        General Partner



                    By:/s/ David J. Vogel
                           -----------------
                           David J. Vogel
                           President and Director


                    By:/s/ Daniel R. McAuliffe, Jr.
                           ------------------------
                           Daniel R. McAuliffe, Jr.
                           Chief Financial Officer and Director


Date: December 8, 2004